drives us… …is our passionate pursuit of improving patients’ lives. What ENDO PHARMACEUTICALS Bear Stearns Healthcare Conference September 12, 2006 Exhibit 99.1

© 2006 Endo Pharmaceuticals Inc.
What drives us…
Forward-Looking Statements
This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the
Securities Exchange Act of 1934, as amended, that are based on management’s beliefs and assumptions, current expectations, estimates and projections. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements are not historical facts and include information regarding the Company’s possible or assumed results of operations. Also, statements or expressions that are preceded by, followed by, or that include, the words “believes,”
“anticipates,” “plans,” “expects,” “intends,” “estimates” or similar expressions are forward-looking statements. Endo’s estimated or anticipated future results, product performance or other non-historical facts are forward-looking and reflect Endo’s current perspective on existing trends and information. Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. The reader should not rely on any forward-looking statement. The Company undertakes no obligations to update any forward-looking statements whether as a result of new information, future events or otherwise. None of the development products in the Company’s pipeline have been established as safe and effective by the FDA or approved by the FDA. Several important factors, in addition to the specific factors discussed in connection with these forward-looking statements individually, could affect the future results of Endo and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Important factors that may affect future results include, but are not limited to: the Company’s ability to successfully develop, commercialize and market new products; results of clinical trials on new products;
competition for the business of the Company’s branded and generic products, and in connection with the Company’s acquisition of rights to intellectual property assets; market acceptance of the Company’s future products; government regulation of the pharmaceutical industry; the
Company’s dependence on a small number of products; the Company’s dependence on outside manufacturers for the manufacture of its products;
the Company’s dependence on third parties to supply raw materials and to provide services for the core aspects of its business; new regulatory action or lawsuits relating to the Company’s use of narcotics in most of its core products; the Company’s exposure to product liability claims and product recalls and the possibility that the Company may not be able to adequately insure itself; the Company’s ability to protect its proprietary technology; the Company’s ability to successfully implement its acquisition strategy; the availability of controlled substances that constitute the active ingredients of some of the Company’s products and products in development; the availability of third-party reimbursement for the Company’s products; the Company’s dependence on sales to a limited number of large pharmacy chains and wholesale drug distributors for a large portion of its total net sales; and other risks and uncertainties detailed in Endo’s filings with the Securities and Exchange Commission, including its
Registration Statement on Form S-3 filed with the SEC on March 21, 2006. Readers should evaluate any statement in light of these important factors.

© 2006 Endo Pharmaceuticals Inc.
What drives us…
Endo Profile
Fully integrated specialty pharma company with market leadership in pain management; expanding into complementary therapeutic areas
Established commercial capability:
Portfolio of branded prescription products including Lidoderm
®
, Frova
®
,
Percocet
®
and Synera
TM
Pipeline focused on delivering and executing:
Opana
®
ER and Opana
®
now FDA-approved; launched in mid-August
Four additional products in mid- to late-stage development
Strong cash flow and no debt

© 2006 Endo Pharmaceuticals Inc.
What drives us…
Growth Strategy
Capitalize on established brand names and brand awareness through focused marketing, promotional and educational efforts
Develop/acquire proprietary products in our therapeutic areas and generic products with significant barriers to market entry
Build balanced, sustainable pipeline across development phases
Strengthen position in Pain Management and drive expansion into complementary therapeutic areas such as:
Neurology
Perioperative Care
Supportive Care Oncology

© 2006 Endo Pharmaceuticals Inc.
What drives us…
Selective focus on:
Generic Product Strategy
Niche therapeutic areas
Difficult-to-develop generics
Internally developed proprietary sustained-release technology
AB-rated MS Contin, OxyContin generics
Current marketed portfolio substantially consists of:
Oxycodone ER (until 12/31/06)
Endocet
®
Morphine Sulfate ER

© 2006 Endo Pharmaceuticals Inc.
What drives us…
Purdue Litigation Settlement
Settlement of OxyContin patent case announced August 28, 2006
Endo to continue selling generic oxycodone extended-release
products until December 31, 2006
Endo released from all liability for patent infringement
Purdue’s lawsuit and Endo’s counterclaims against Purdue are dismissed
Removes element of risk and allows us to focus on the ongoing launch of Opana
®
ER and Opana
®

For localized pain of postherpetic neuralgia (PHN)
Pain management
"LIDODERM®, it's relief that fits me."
COACH JULES
Lidoderm®
LIDOCAINE PATCH 5%

© 2006 Endo Pharmaceuticals Inc.
What drives us…
Lidoderm ® Profile
Topical patch launched in 1999
Covered by five Orange Book-
listed patents through 2015
First FDA-approved drug for the
treatment of the pain of post-
herpetic neuralgia, a form of
neuropathic pain
Provides analgesia (without
anesthesia) directly to the affected
nerves

© 2006 Endo Pharmaceuticals Inc.
What drives us…
*Represents high end of company guidance
Lidoderm ® Net Sales
($ in millions)
$83
$178
$309
$419
$540
$0
$100
$200
$300
$400
$500
$600
2002 2003 2004 2005 2006*

Frova.

frovatriptan succinate

2.5mg Tablets

Takes it away and keeps it away

ENDO

PHARMACEUTICALS

© 2006 Endo Pharmaceuticals Inc.
What drives us…
Frova ® Profile
Triptan indicated for acute treatment of
migraine headaches in adults
Commercial strategy to implement
marketing, education and clinical plan to
differentiate Frova ® in the marketplace
Low recurrence rate
Long half-life
Target specialty physician audience
Focus on neurologists, pain
management specialists
Leverage existing coverage of high
prescribers
Create advocacy base among thought
leaders
sNDA for indication of prophylaxis of
Menstrual Migraine filed 7/19/06

NEW

SYNERA™

lidocaine 70 mg/ tetracaine 70 mg topical patch

ENDO PHARMACEUTICALS

© 2006 Endo Pharmaceuticals Inc.
What drives us…
SyneraTM
Profile
Topical, local anesthetic patch indicated
for use in children and adults to numb the
skin before various medical procedures;
e.g., blood draws or IV cannulation
Anticipated benefits include:
Fast onset of action
Ease of administration
Primary market is hospitalized pediatric
patients
Commercial shipments began 6/19/06
P&T Reviews to begin in earnest in Fall
Marketed by Endo’s 70-person hospital
sales force
Potential label expansion in pediatric
immunization (studies planned)

NEW
OPANA® ER
(oxymorphone HCl) CII
Extended-release tablets

NEW
OPANA®
(oxymorphone HCl) CII
Tablets

ENDO PHARMACEUTICALS

10 © 2006 Endo Pharmaceuticals Inc. What drives us… Opana ® ER and Opana ® Review

© 2006 Endo Pharmaceuticals Inc.
What drives us…
Opana ® ER Profile
Broad indication:
For the relief of moderate-to-severe pain in patients
requiring continuous, around-the-clock opioid treatment for an extended period of time
First time oxymorphone available in oral ER formulation
Proven efficacy in broad range of appropriate pain patients
Opioid-naïve/experienced
Chronic low back pain, osteoarthritis, cancer
We believe effective pain control at stable dose for three months in clinical trials underscores durability of Opana
®
ER’s analgesic effect
Generally well-tolerated when titrated effectively*
* Most common adverse events (> 10%) in trials were nausea, constipation, dizziness, vomiting, pruritus, somnolence, headache, increased sweating, and sedation

© 2006 Endo Pharmaceuticals Inc.
What drives us…
Multiple Formulations
Opana
®
(immediate-release)
Indicated for relief of moderate-to-severe acute pain where the use of an opioid is appropriate
Complementary to Opana
®
ER
Injectable formulation to be re-launched in the fall of 2006 under new trade name
Multiple formulations offer physicians and patients an opioid with a complete continuum of care
Gives physicians the capability to use the most appropriate formulation of
Opana
®
(ER, IR, injection) for each patient

© 2006 Endo Pharmaceuticals Inc.
What drives us…
Opana ® ER Commercial Strategy
Competes in $3.2 billion long-acting strong opioid market
Pricing comparable to other branded oral extended-release opioids
Sales force expansion to support new and existing brands
Added ~ 220 sales representatives
Entire sales force of 590 now detailing physicians; Opana
®
ER and
Opana
®
in primary position for 90% of calls
Maintaining overall detailing emphasis on Lidoderm
®
and Frova
®
Expanded sales forces promoting Opana ER/Opana in the primary position to targeted audience of 68K experienced opioid prescribers
Represents approximately 80% of all opioid prescribers
Detailing began mid-August – awaiting DDMAC review of promotional materials
Distribution to retail pharmacies underway

© 2006 Endo Pharmaceuticals Inc.
What drives us…
Responsible Pain Management
Goal:
Focus on addressing appropriate use of opioid analgesics
and minimizing inherent risks of misuse, abuse and diversion
Risk Minimization Action Plan - Endo has worked with outside experts, FDA and DEA address appropriate labeling, distribution controls, proactive surveillance, monitoring, and intervention, employee training, educational initiatives on proper prescribing and clinical use of opioid analgesics
PROMISE™ initiative (Partnership for Responsible Opioid Management through Information, Support and Education)
Consists of practical information, education and support tools -- all focused on better ensuring the appropriate clinical use of opioid analgesic medications. Website now live at www.endopromise.com.

© 2006 Endo Pharmaceuticals Inc.
What drives us…
Significant Pipeline Opportunities
Transdermal sufentanil patch
(2)
Topical ketoprofen patch
(2)
Rapinyl™
(2)
Selected Endo Development Projects
sNDA filed July 19, 2006 Frova
®
(Menstrual Migraine)
(1)
Status Filed
(1)
Licensed marketing rights
(2)
Licensed marketing and development rights

© 2006 Endo Pharmaceuticals Inc.
What drives us…
Frova ® Clinical Development in MM
Two double-blind, placebo-controlled studies in Menstrual Migraine (“MM”)
prophylaxis; long-term open-label safety & tolerance study
Frova
®
taken for six days, starting two days prior to onset of expected MM headache
Primary efficacy endpoint: reduction in the incidence of MM headache
(statistical and clinical significance achieved in both trials)
p<0.0001 to p < 0.01 (vs. placebo)
Secondary endpoints also achieved - reduction in severity and duration of
MM headache
Results of first Phase III efficacy trial published in July 2004
Neurology
Positive confirmatory Phase III efficacy study announced May 8, 2006
Filed sNDA on July 19, 2006; 10-month review expected

© 2006 Endo Pharmaceuticals Inc.
What drives us…
Oral, fast-dissolving sublingual fentanyl tablet
Intended for the treatment of breakthrough
cancer pain
•
Expected to compete with Actiq and Fentora
Exclusive North American marketing and
development rights licensed from Orexo AB
Market Need Addressed:
Intended to compete in the market for
treatments of breakthrough cancer pain
Anticipated benefits include:
•
Fast onset of action
•
Enhanced absorption characteristics
•
Added convenience
Status:
Initiated Phase III clinical trials in Dec. 2005
Description / Indication:
Rapinyl
TM

© 2006 Endo Pharmaceuticals Inc.
What drives us…
Topical patch intended for localized treatment
of acute pain associated with soft-tissue
injuries such as tendonitis/bursitis, joint
sprains or strains
Licensed marketing and development rights
from ProEthic in March 2005
Market Need Addressed:
Ketoprofen (NSAID) currently only available in
the U.S. in oral form
Will compete in the ~$2.5 billion soft-tissue
injury market primarily consisting of NSAIDs
and COX-IIs
Anticipated benefits include bypassing the
bloodstream, local/targeted pain control and
once-daily dosing
Status:
Three Phase III trials recently initiated in U.S.
Description / Indications:
Topical Ketoprofen Patch

© 2006 Endo Pharmaceuticals Inc.
What drives us…
Transdermal patch intended for moderate-to-
severe chronic pain
Licensed marketing and development rights
from DURECT in March 2005
Market Need Addressed:
Will compete in the ~$3.2 billion strong opioid
market
Follow-on to Duragesic
Anticipated benefits include:
•
Convenience/compliance of seven-day dosing vs.
three days
•
Smaller patch - 20% the size of Duragesic
Status: Phase I product characterization ongoing
Description / Indications:
Transdermal Sufentanil Patch

© 2006 Endo Pharmaceuticals Inc.
What drives us…
Key Milestones for 2006
Launch Opana
®
ER and Opana
®
Ongoing
File sNDA for Frova
®
in MM prophylaxis 7/19/06
Initiate Phase III trials for topical ketoprofen patch Late June
Launch Synera
TM
Ongoing
Advance pipeline development Ongoing
Acquire / in-license opportunities in pain and
complementary areas such as neurology,
perioperative care and supportive care oncology Ongoing
Building a solid platform for sustainable growth:

© 2006 Endo Pharmaceuticals Inc.
What drives us…
Summary
Fully integrated specialty pharma company with market leadership in pain management; expanding into complementary therapeutic areas
Increasingly diverse revenue base
Well-developed commercial capability
Very broad and deep pain management pipeline
Strong financial condition

drives us… …is our passionate pursuit of improving patients’ lives. What ENDO PHARMACEUTICALS Nasdaq: ENDP